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                    SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549

                                 FORM 8-K

                              CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of
                    the Securities Exchange Act of 1934


Date of Report  (Date of earliest event reported)      January 1, 1999
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                        RIO HOTEL & CASINO, INC.
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           (Exact name of Registrant as specified in charter)

                                 Nevada
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             (State or other jurisdiction of incorporation)

           1-11569                                 95-3671082
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  (Commission File Number)              (IRS Employee Identification No.)


3700 West Flamingo Road, Las Vegas, Nevada                     89103
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(Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code      (702) 252-7733
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                             Not Applicable
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     (Former name or former address, if changed since last report)

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ITEM 1.   CHANGE IN CONTROL OF REGISTRANT

          On January 1, 1999, Harrah's Entertainment, Inc., a Delaware corporation ("Harrah's"), completed the acquisition of Rio Hotel & Casino, Inc., a Nevada corporation ("Rio"), in accordance with the Agreement and Plan of Merger dated as of August 9, 1998 and as amended as of September 4, 1998 (the "Merger Agreement"), among Harrah's, HEI Acquisition Corp. III, a Nevada corporation and direct wholly-owned subsidiary of Harrah's ("Merger Sub"), and Rio. Harrah's acquisition of Rio was effected by merging Merger Sub with and into Rio (the "Merger"), with Rio continuing as the surviving corporation.

          A special meeting of the stockholders of Rio was held on November 18, 1998, at which the stockholders were asked, pursuant to the Joint Proxy Statement dated October 15, 1998 (the "Proxy Statement"), to consider and vote upon the Merger Agreement. The stockholders of Rio approved and adopted the Merger Agreement at the meeting.

          Articles of Merger with respect to the Merger were filed with the Secretary of State of the State of Nevada, and the Merger became effective January 1, 1999 with the result that Rio became a direct wholly-owned subsidiary of Harrah's.

          Under the terms of the Merger Agreement, each outstanding share of common stock, par value $0.01 per share, of Rio was converted into one share of common stock, $0.10 par value per share, of Harrah's. In addition, Harrah's will assume Rio's outstanding debt, which was approximately $434.8 million as of December 31, 1998.

          The other information required by this item has been previously reported by Rio and is included or incorporated by reference in the Proxy Statement.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

          (a)  Exhibits.

               2.1 Agreement and Plan of Merger dated as of August 9, 1998, by and among Rio Hotel & Casino, Inc., Harrah's Entertainment, Inc. and HEI Acquisition Corp. III (incorporated by reference from Rio's Current Report on Form 8-K dated August 9, 1998).

               2.2 First Amendment to the Agreement and Plan of Merger, dated as of September 4, 1998, by and among Rio Hotel & Casino, Inc., Harrah's Entertainment, Inc. and HEI Acquisition Corp. III (incorporated by reference from Rio's Current Report on Form 8-K dated September 4,
                    1998).

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                            SIGNATURE

          Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                 RIO HOTEL & CASINO, INC.
                                        (Registrant)


Date:  January 1, 1999           By:   /s/ James A. Barrett, Jr.
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                                 Its: President
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